The Gabelli Utility Trust

Third Quarter Report

September 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was (8.5)%, compared with the total return of the Standard & Poor’s (“S&P”) 500 Utilities Index of 1.6%. The total return for the Fund’s publicly traded shares was (2.8)%. On September 30, 2011, the Fund’s NAV per share was $5.12, while the price of the publicly traded shares closed at $6.87 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	5 Year	Since Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(8.45)%	4.29%	12.32%	4.43%	7.76%
Investment Total Return (c)	(2.80)	15.24	20.13	3.35	8.27
S&P 500 Utilities Index	1.55	10.74	11.95	3.88	4.31	(d)
S&P 500 Index	(13.87)	(8.68)	1.14	(1.18)	0.23
Lipper Utility Fund Average	(6.15)	3.42	8.58	3.27	4.09
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted Index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is an unmanaged indicator of stock market performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	From June 30, 1999, the date closest to the Fund’s inception for which data is available.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.3%
	ENERGY AND UTILITIES — 86.9%
	Energy and Utilities: Alternative Energy — 0.1%
6,000	Ormat Industries Ltd.	$34,434
11,000	Ormat Technologies Inc.	176,880
8,100	Renegy Holdings Inc.†	1,296

		212,610

	Energy and Utilities: Electric Integrated — 47.9%
23,000	ALLETE Inc.	842,490
75,000	Alliant Energy Corp.	2,901,000
17,000	Ameren Corp.	506,090
78,000	American Electric Power Co. Inc.	2,965,560
10,000	Avista Corp.	238,500
50,000	Black Hills Corp.	1,532,000
26,000	Central Vermont Public Service Corp.	915,460
27,000	Cleco Corp.	921,780
114,000	CMS Energy Corp.	2,256,060
116,000	Constellation Energy Group Inc.	4,414,960
29,000	Dominion Resources Inc.	1,472,330
50,000	DPL Inc.	1,507,000
23,000	DTE Energy Co.	1,127,460
125,000	Duke Energy Corp.	2,498,750
80,000	Edison International	3,060,000
172,000	El Paso Electric Co.	5,519,480
1,000	Emera Inc.	30,833
3,000	Entergy Corp.	198,870
106,000	FirstEnergy Corp.	4,760,460
195,000	Great Plains Energy Inc.	3,763,500
52,000	Hawaiian Electric Industries Inc.	1,262,560
89,000	Integrys Energy Group Inc.	4,327,180
63,000	MGE Energy Inc.	2,562,210
95,000	NextEra Energy Inc.	5,131,900
48,000	NiSource Inc.	1,026,240
109,000	NorthWestern Corp.	3,481,460
35,000	NV Energy Inc.	514,850
99,000	OGE Energy Corp.	4,731,210
22,400	Otter Tail Corp.	409,920
48,000	PG&E Corp.	2,030,880
100,000	PNM Resources Inc.	1,643,000
90,000	Progress Energy Inc.	4,654,800
40,000	Progress Energy Inc., CVO†	3,600
38,000	Public Service Enterprise Group Inc.	1,268,060
60,500	SCANA Corp.	2,447,225
104,000	TECO Energy Inc.	1,781,520
25,000	The Empire District Electric Co.	484,500
140,000	UniSource Energy Corp.	5,052,600
18,000	Unitil Corp.	462,240
47,000	Vectren Corp.	1,272,760
250,000	Westar Energy Inc.	6,605,000
180,000	Wisconsin Energy Corp.	5,632,200

Shares		Market Value

179,000	Xcel Energy Inc.	$4,419,510

		102,638,008

	Energy and Utilities: Electric Transmission and Distribution — 9.2%
243	Brookfield Infrastructure Partners LP	5,915
1,000	Capital Power Income LP	18,036
50,000	CH Energy Group Inc.	2,608,500
56,000	Consolidated Edison Inc.	3,193,120
127,000	Northeast Utilities	4,273,550
180,000	NSTAR	8,065,800
22,500	Pepco Holdings Inc.	425,700
36,666	UIL Holdings Corp.	1,207,411

		19,798,032

	Energy and Utilities: Global Utilities — 2.8%
16,250	Areva SA†	516,514
8,000	Chubu Electric Power Co. Inc.	151,640
38,000	Electric Power Development Co. Ltd.	1,129,210
34,000	Endesa SA	793,960
300,000	Enel SpA	1,335,191
300,000	Hera SpA	458,193
8,000	Hokkaido Electric Power Co. Inc.	118,864
8,000	Hokuriku Electric Power Co.	149,462
3,500	Huaneng Power International Inc., ADR	58,905
35,000	Korea Electric Power Corp., ADR†	297,500
8,000	Kyushu Electric Power Co. Inc.	129,962
2,000	Niko Resources Ltd.	82,393
8,000	Shikoku Electric Power Co. Inc.	221,755
8,000	The Chugoku Electric Power Co. Inc.	142,201
8,000	The Kansai Electric Power Co. Inc.	139,816
14,500	Tohoku Electric Power Co. Inc.	203,034

		5,928,600

	Energy and Utilities: Merchant Energy — 1.4%
23,000	Dynegy Inc.†	94,760
23,048	GenOn Energy Inc.†	64,074
300,000	GenOn Energy Inc., Escrow† (a)	0
300,000	The AES Corp.†	2,928,000

		3,086,834

	Energy and Utilities: Natural Gas Integrated — 10.9%
334,459	El Paso Corp.	5,846,344
1,000	Energen Corp.	40,890
127,000	National Fuel Gas Co.	6,182,360
99,000	ONEOK Inc.	6,537,960
117,000	Southern Union Co.	4,746,690

		23,354,244

	Energy and Utilities: Natural Gas Utilities — 8.7%
26,000	AGL Resources Inc.	1,059,240
34,000	Atmos Energy Corp.	1,103,300
22,000	Chesapeake Utilities Corp.	882,420

See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities (Continued)
11,000	CONSOL Energy Inc.	$373,230
22,418	Corning Natural Gas Corp.	397,911
30,000	Delta Natural Gas Co. Inc.	918,000
11,445	GDF Suez	344,081
11,445	GDF Suez, Strips	15
85,000	Nicor Inc.	4,675,850
35,000	Piedmont Natural Gas Co. Inc.	1,011,150
12,000	RGC Resources Inc.	228,000
137,000	Southwest Gas Corp.	4,955,290
112,000	Spectra Energy Corp.	2,747,360

		18,695,847

	Energy and Utilities: Natural Resources — 1.2%
4,000	Anadarko Petroleum Corp.	252,200
33,000	Compania de Minas Buenaventura SA, ADR	1,245,420
10,000	Exxon Mobil Corp.	726,300
3,000	Peabody Energy Corp.	101,640
4,000	Royal Dutch Shell plc, Cl. A, ADR	246,080

		2,571,640

	Energy and Utilities: Services — 0.2%
25,000	ABB Ltd., ADR†	427,000
2,400	Tenaris SA, ADR	61,080

		488,080

	Energy and Utilities: Water — 3.1%
14,000	American States Water Co.	475,020
28,000	American Water Works Co. Inc.	845,040
21,833	Aqua America Inc.	470,938
24,750	Artesian Resources Corp., Cl. A	433,373
40,000	California Water Service Group	708,400
7,500	Connecticut Water Service Inc.	187,650
50,000	Middlesex Water Co.	853,500
29,000	Pennichuck Corp.	811,420
80,000	SJW Corp.	1,741,600
9,000	The York Water Co.	145,620

		6,672,561

	Diversified Industrial — 0.9%
1,800	Alstom SA	59,987
1,000	Bouygues SA	33,407
6,000	Cooper Industries plc	276,720
100,000	General Electric Co.	1,524,000

		1,894,114

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	50,000
2,000	Mueller Industries Inc.	77,180

		127,180

Shares		Market Value

	Environmental Services — 0.0%
3,000	Suez Environnement Co. SA	$42,001

	Independent Power Producers and Energy Traders — 0.4%
40,000	NRG Energy Inc.†	848,400

	TOTAL ENERGY AND UTILITIES	186,358,151

	COMMUNICATIONS — 10.6%

	Cable and Satellite — 3.8%
17,000	AMC Networks Inc., Cl. A†	543,150
1,000	British Sky Broadcasting Group plc	10,354
72,000	Cablevision Systems Corp., Cl. A	1,132,560
5,000	Cogeco Cable Inc.	227,837
20,000	Cogeco Inc.	839,775
30,000	DIRECTV, Cl. A†	1,267,500
60,000	DISH Network Corp., Cl. A†	1,503,600
10,000	EchoStar Corp., Cl. A†	226,100
21,000	Liberty Global Inc., Cl. A†	759,780
20,000	Liberty Global Inc., Cl. C†	692,200
8,000	Rogers Communications Inc., Cl. B	273,680
10,500	Time Warner Cable Inc.	658,035

		8,134,571

	Communications Equipment — 0.3%
245,000	Furukawa Electric Co. Ltd.	676,585
1,000	QUALCOMM Inc.	48,630

		725,215

	Telecommunications — 4.2%
40,000	AT&T Inc.	1,140,800
2,000	Belgacom SA	60,717
4,350	Bell Aliant Inc. (b)	114,780
11,000	BT Group plc, ADR	293,040
200,000	Cincinnati Bell Inc.†	618,000
45,000	Deutsche Telekom AG, ADR	527,850
2,000	France Telecom SA, ADR	32,740
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	71
500	Mobistar SA	28,771
18,500	Nippon Telegraph & Telephone Corp.	894,658
11,800	Orascom Telecom Holding SAE, GDR† (c)	32,450
13,000	Portugal Telecom SGPS SA	95,792
2,000	PT Indosat Tbk	1,195
500	Sistema JSFC, GDR (c)	7,000
1,200	Tele2 AB, Cl. B	22,071
27,000	Telekom Austria AG	274,156
40,000	Touch America Holdings Inc.† (a)	0
110,000	Verizon Communications Inc.	4,048,000
75,000	VimpelCom Ltd., ADR	714,750

		8,906,841

See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications — 2.3%
1,200	America Movil SAB de CV, Cl. L, ADR	$26,496
2,000	China Mobile Ltd., ADR	97,420
2,000	China Unicom Hong Kong Ltd., ADR	40,800
171	M1 Ltd.	322
13,000	Millicom International Cellular SA, SDR	1,308,270
11,250	Mobile TeleSystems OJSC, ADR	138,375
1,155	Mobile Telesystems OJSC, Russian Trading System Stock Exchange	6,653
1,000	NTT DoCoMo Inc.	1,837,158
600	SK Telecom Co. Ltd., ADR	8,442
400	SmarTone Telecommunications Holdings Ltd.	608
24,000	Turkcell Iletisim Hizmetleri A/S, ADR†	270,720
29,000	United States Cellular Corp.†	1,149,850

		4,885,114

	TOTAL COMMUNICATIONS	22,651,741

	OTHER — 1.8%

	Aerospace — 0.4%
100,000	Rolls-Royce Holdings plc†	927,847

	Agriculture — 0.0%
3,000	Cadiz Inc.†	23,730

	Entertainment — 0.9%
85,000	Vivendi SA	1,746,326

	Financial Services — 0.0%
26	Leucadia National Corp.	597

	Investment Companies — 0.0%
3,000	Kinnevik Investment AB, Cl. B	56,053

	Real Estate — 0.1%
5,000	Brookfield Asset Management Inc., Cl. A	137,750

	Transportation — 0.4%
30,000	GATX Corp.	929,700

	TOTAL OTHER	3,822,003

	TOTAL COMMON STOCKS	212,831,895

	WARRANTS — 0.1%
	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
16,000	Bharti Airtel Ltd., expire 09/19/13† (b)	123,495

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	109,375

Principal Amount				Market Value

		U.S. GOVERNMENT OBLIGATIONS — 0.5%
$1,051,000		U.S. Treasury Bills, 0.015% to 0.095%††, 12/15/11 to 03/22/12		$1,050,817

		TOTAL INVESTMENTS — 100.0% (Cost $170,825,626)		214,115,582

		Aggregate tax cost		$172,055,990

		Gross unrealized appreciation		$51,774,923
		Gross unrealized depreciation		(9,715,331)

		Net unrealized appreciation/depreciation		$42,059,592

Notional Amount		Termination Date		Unrealized Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT
$243,451 (25,000	Shares)	Rolls-Royce Holdings plc	06/27/12	$(11,574)

(a)	Securities fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of the fair valued securities amounted to $0 or 0.00% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $238,275 or 0.11% of total investments.
(c)	Securities purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. These securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2011, the market value of Regulation S securities amounted to $39,450 or 0.02% of total investments, which were valued under methods approved by Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
11,800	Orascom Telecom Holding SAE, GDR	07/27/09	$74,146	$2.7500
500	Sistema JSFC, GDR	10/10/07	17,384	14.0000

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

ADR	American Depositary Receipt
CVO	Contingent Value Obligation
GDR	Global Depositary Receipt.
JSFC	Joint Stock Financial Company
OJSC	Open Joint Stock Company.
SDR	Swedish Depositary Receipt
Strips	Regular coupon payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to schedule of investments.

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Electric Integrated	$102,634,408	$3,600	—	$102,638,008
Energy and Utilities: Merchant Energy	3,086,834	—	$0	3,086,834
Other Industries (a)	80,633,309	—	—	80,633,309
COMMUNICATIONS
Telecommunications	8,906,841	—	0	8,906,841
Other Industries (a)	13,744,900	—	—	13,744,900
OTHER
Other Industries (a)	3,822,003	—	—	3,822,003
Total Common Stocks	212,828,295	3,600	0	212,831,895
Warrants	—	123,495	—	123,495
Convertible Corporate Bonds	—	109,375	—	109,375
U.S. Government Obligations	—	1,050,817	—	1,050,817
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$212,828,295	$1,287,287	$0	$214,115,582
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	$—	$(11,574)	$—	$(11,574)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
COMMUNICATIONS
Telecommunications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	183	—	(51,616)	51,433	—	(0)	—		—	—
TOTAL INVESTMENTS IN SECURITIES	$183	$—	$(51,616)	$51,433	$—	$(0)	$—	$—	$0	$—

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and /or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference and interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Auction Rate Cumulative Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value Depreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$243,451	(25,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	$(11,574)

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward

THE GABELLI UTILITY TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Liabilities Derivatives:	Net Unrealized Depreciation
Equity Contract	$(11,574)

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,489,944 which are available to reduce future required distributions of net capital gains to shareholders. $890,229 of the loss carryforward is available through 2017; and $1,599,715 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Utility Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

TRUSTEES AND OFFICERS

THE GABELLI UTILITY TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer, KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Peter D. Goldstein

Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.625% Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	31,755,140	1,153,288

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.